SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported), June 19, 2003

COGNOS INCORPORATED
(Exact name of registrant as specified in its charter)

Canada
_______________________________________
(State or other jurisdiction of incorporation)

0-16006	98-0119485
(Commission File Number No.)	(IRS Employer Identification No.)

3755 Riverside Drive
P.O. Box 9707, Station T
Ottawa, Ontario, Canada
K1G 4K9
_______________________________________
 (Address of principal executive offices)

Registrant’s telephone number, including area code:

(613) 738-1440
_____________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

c)	Exhibits

Exhibit No.	Description

99.1	Press release dated June 19, 2003

Item 12.	Disclosure of Results of Operations and Financial Condition

On June 19, 2003 the Corporation issued a press release announcing its financial results for its first quarter ended May 31, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNOS INCORPORATED
(Registrant)

Dated: June 19, 2003	By	/s/ Tom Manley

Tom Manley Senior Vice President, Finance & Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 19, 2003

4